UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2011

Flushing Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33013	11-3209278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1979 Marcus Avenue, Suite E140, Lake Success, New York	11042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (718) 961-5400

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Flushing Financial Corporation (the "Company"), the parent holding company for Flushing Savings Bank, FSB (the "Bank"), today announced that, John R. Buran, the Company's President and Chief Executive Officer, and David W. Fry, the Company's Executive Vice President and Chief Financial Officer, through an arrangement with FBR Capital Markets, will make presentations to institutional investors on April 6th and 7th in Los Angeles and San Francisco, California.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

99.1    Press release of Flushing Financial Corporation, dated April 5, 2011.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flushing Financial Corporation (Registrant)
April 5, 2011 (Date)	/s/ DAVID W. FRY David W. Fry Executive Vice President and Chief Financial Officer

Exhibit Index
99.1	Press release dated April 5, 2011